NEWS RELEASE

For More Information Contact:

Frank B. O’Neil	Mary Crystal
Sr. Vice President, Corporate Communications & Investor Relations	Director, Corporate Communications
800.282.6242 · 205.877.4461 · foneil@ProAssurance.com	800.252.7706 · 213.473.8734 · mcrystal@CAPphysicians.com

ProAssurance and the Cooperative of American Physicians Partner to Offer California Hospitals Groundbreaking Liability Protection
CAPAssurance Program for Hospitals Combines Financial Strength with Provider Expertise

BIRMINGHAM, AL. (PR Newswire) March 21, 2013 – ProAssurance Corporation (NYSE:PRA), a specialty writer of professional liability insurance, and the Cooperative of American Physicians, Inc. (CAP) are partnering to offer a new liability protection product, CAPAssurance, designed to meet the unique needs of hospitals and other medical facilities in California.

“California’s regional and community hospitals and other healthcare facilities face a growing and expensive set of liabilities requiring creative solutions. CAP, as a California-based physician organization with deep medical professional liability experience, understands that meeting these needs requires a partner with broad experience in writing hospitals and facilities, all backed by unquestioned financial strength,” said James L. Weidner, Chief Executive Officer of CAP. He went on to say, “ProAssurance, an NYSE listed company with an ‘A’ rating and rock-solid balance sheet, meets all the qualifications we were looking for when we set out to establish this innovative partnership.”

“We are excited to join forces with CAP to offer this new program. CAP’s demonstrated track record of long-term success and its experience in California are among the key reasons we decided to partner with CAP,” said W. Stancil Starnes, Chairman and Chief Executive Officer of ProAssurance. Starnes also said, “For nearly 40 years CAP has been working with physicians to help them lower risk, mitigate exposure, and provide the highest quality legal support services when a claim is filed. There is no better partner for ProAssurance in developing and offering this product than CAP.”

CAPAssurance will use the same CAP Claims Services professionals who have earned the respect of healthcare providers – and opposing counsel – in thousands of medical professional liability claims throughout California. Weidner added, “The difference that CAPAssurance will bring to the hospital market is CAP’s decades of understanding what individual physicians need to care for patients plus ProAssurance’s ability to provide a broad range of risk-sharing options.”

“As the nation’s healthcare system aligns physicians and hospitals ever more closely, each needs to anticipate how the other must respond to the options available in this new era of patient health,” said John E. Ingram, M.D., Chair and President of CAP. Dr. Ingram also said, “CAPAssurance will be able to speak the language of physicians and hospitals. We expect everyone to benefit from that joint experience.”

Just as patient safety tops the list of any hospital administrator’s priorities, so too is it a core value of CAPAssurance. That is why the CAPAssurance program offers the assistance of seasoned risk managers to work with hospital staff professionals to prevent claims from ever occurring.

“CAPAssurance provides the perfect solution to California hospitals. Combining the national financial resources of ProAssurance with the local knowledge of CAP makes this a compelling choice for small to mid-sized facilities,” concluded Starnes.

With the establishment of CAPAssurance, we are entering into a prospective business arrangement that we anticipate will allow ProAssurance to grow the premium that we already write in California. We are not acquiring or committing to acquire a material amount of assets or a book of business under this arrangement. As this is prospective for both parties, neither we, nor CAP, can predict with any certainty, how much business we will write as a result of this joint effort.

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About ProAssurance
ProAssurance Corporation is an industry-leading specialty insurance company with extensive expertise in medical professional liability, products liability for life sciences, and the medical technology industry and legal professional liability. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of our inclusion in the Ward’s 50 for the past six years and is consistently ranked as a top performing property casualty insurer in Moody’s Yearly Statistical Handbook. ProAssurance is rated “A” (Strong) by Fitch Ratings; ProAssurance Group is rated “A” (Excellent) by A.M. Best. For more information, visit www.proassurance.com.

About the Cooperative of American Physicians, Inc.
The Cooperative of American Physicians, Inc. was established in 1975 by a group of California physicians to manage the escalating cost of medical professional liability coverage. Two years later, CAP formed the Mutual Protection Trust, which today provides protection to nearly 12,000 of California’s finest physicians and which has earned an “A+” (Superior) rating from A.M. Best since 2006. CAP also offers medical professional liability protection to physicians practicing in large groups through the Cooperative of American Physicians Insurance Company, Inc., a Risk Retention Group. CAPIC-RRG is rated “A-” (Excellent) by A.M. Best. Based in Los Angeles, CAP also has offices in San Diego, Orange County, Sacramento, and Palo Alto. For more information, visit www.CAPphysicians.com.

Caution Regarding Forward-Looking Statements
Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from expected results. We expressly claims the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release. Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, ProAssurance does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other similar matters, we are making forward-looking statements.

The following important factors are among those that could affect the actual outcome of other future events:

•	changes in general economic conditions;

•	our ability to maintain dividend payments;

•	regulatory, legislative and judicial actions or decisions that could affect our business plans or operations; the enactment or repeal of tort reforms;

•	formation or dissolution of state-sponsored medical professional liability insurance entities that could remove or add sizable groups of physicians from or to the private insurance market;

•	the impact of deflation or inflation;

•	changes in the interest rate environment;

•	changes in U.S. laws or government regulations regarding financial markets or market activity that may affect the U.S. economy and our business;

•	changes in the ability of the U.S. government to meet its obligations that may affect the U.S. economy and our business;

•	performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of those investments;

•
changes in accounting policies and practices that may be adopted by regulatory agencies and the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Company Accounting Oversight Board;

•	changes in laws or government regulations affecting medical professional liability insurance or the financial community;

•	the effects of changes in the healthcare delivery system, including, but not limited, to the Patient Protection and Affordable Care Act;

•	consolidation of healthcare providers and entities that are more likely to self insure and not purchase medical professional liability insurance;

•	uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance;

•	changes in the availability, cost, quality, or collectability of insurance/reinsurance;

•	the results of litigation, including pre- or post-trial motions, trials and/or appeals we may undertake;

•	allegation of bad faith which may arise from the handling of any particular claim, including failure to settle;

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•	loss of independent agents;

•	changes in our organization, compensation and benefit plans;

•	our ability to retain and recruit senior management;

•	assessments from guaranty funds;

•	our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

•	changes to the ratings assigned by rating agencies to ProAssurance’s insurance subsidiaries, individually or as a group;

•	provisions in our charter documents, Delaware law and state insurance law may impede attempts to replace or remove management or may impede a takeover;

•	state insurance restrictions may prohibit assets held by our insurance subsidiaries, including cash and investment securities, from being used for general corporate purposes;

•
taxing authorities can take exception to our tax positions and cause us to incur significant amounts of legal and accounting costs and, if our defense is not successful, additional tax costs, including interest and penalties;

•	insurance market conditions may alter the effectiveness of our current business strategy and impact our revenues;

•
expected benefits from completed and proposed partnership ventures and acquisitions may not be achieved or may be delayed longer than expected due to business disruption; loss of customers, employees and key agents, increased operating costs or inability to achieve cost savings; and assumption of greater than expected liabilities among other reasons.

Additional risk factors that may cause outcomes that differ from ProAssurance’s expectations or projections are described in various documents filed by ProAssurance Corporation with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.

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